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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2006

                              CROSSTEX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                  000-50536           52-2235832
    -------------------------------   ----------------   -------------------
    (State or other jurisdiction of   (Commission File    (I.R.S. Employer
     incorporation or organization)        Number)       Identification No.)

            2501 CEDAR SPRINGS, SUITE 100
                   DALLAS, TEXAS                                 75201
      ----------------------------------------                 ----------
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

On April 21, 2006, Crosstex Energy, Inc. (the "Registrant") issued a press release announcing the twelfth consecutive increase in quarterly dividends for Crosstex Energy, L.P. (NasdaqNM: XTEX) (the Partnership) and the eighth consecutive increase in quarterly dividends for Crosstex Energy, Inc. (NasdaqNM:
XTXI) (the Corporation):

A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 8.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (d)     Exhibits.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

     EXHIBIT
     NUMBER                    DESCRIPTION
     -------                   -----------------------------------
     99.1               --     Press release dated April 21, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CROSSTEX ENERGY, INC.


Date:  April 21, 2006                       By:   /s/ William W. Davis
                                                  ------------------------------
                                                  William W. Davis
                                                  Executive Vice President and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
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99.1               --    Press release dated April 21, 2006.